UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2009



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2009

[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

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     ANNUAL REPORT
     USAA GROWTH & INCOME FUND
     JULY 31, 2009

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FUND OBJECTIVE

CAPITAL GROWTH AND, SECONDARILY, CURRENT INCOME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

FUND RECOGNITION                                                              10

INVESTMENT OVERVIEW                                                           11

FINANCIAL INFORMATION

   Distributions to Shareholders                                              14

   Report of Independent Registered Public Accounting Firm                    15

   Portfolio of Investments                                                   16

   Notes to Portfolio of Investments                                          28

   Financial Statements                                                       30

   Notes to Financial Statements                                              33

EXPENSE EXAMPLE                                                               48

ADVISORY AGREEMENTS                                                           50

TRUSTEES' AND OFFICERS' INFORMATION                                           57

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2009, USAA. All rights reserved.

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PRESIDENT'S MESSAGE

"IN THIS INVESTMENT CLIMATE, IT IS CRITICAL TO
HAVE AN INVESTMENT PLAN - ONE THAT SUITS         [PHOTO OF CHRISTOPHER W. CLAUS]
YOUR GOALS, RISK TOLERANCE, AND TIME HORIZON."

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AUGUST 2009

Over the past 12 months, investors have experienced both extremes -- the ups and the downs -- of the investment markets.

During 2008, corporate bonds suffered one of their worst sell-offs in history. "Credit spreads," the risk premium between the yield of a fixed-income security and a comparable U.S. Treasury, widened dramatically. Investors saw distressed sales, poor liquidity conditions, and the demise of several large financial institutions. However, beginning in March 2009, corporate bonds enjoyed a remarkable rally as credit spreads contracted toward more normal, historical levels. Nevertheless, we believe attractive opportunities remain.

During the reporting period, money market yields declined as the Federal Reserve (the Fed), in an effort to stimulate the economy, cut short-term interest rates nearly to zero. The Fed's governors are likely to keep rates at these levels until they are certain of a sustained economic recovery. Accordingly, I don't expect money market yields to begin rising until sometime during the second half of 2010.

Meanwhile, the equity market seemed to be on a wild ride, one even more hair-raising than the one experienced by the bond market. Over the course of the reporting period, investors experienced two bear markets and two bull markets. (In a bear market, stock prices decline more than 20% from their peak. In a bull market, they increase more than 20% from their low.) The latest bull market began on March 9, 2009, after equities appeared to reach their lowest levels of this economic cycle. Stocks rallied strongly on optimism about the impact of the federal stimulus program. The rally continued into the end of the period on signs of economic improvement

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2  | USAA GROWTH & INCOME FUND
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and better-than-expected corporate earnings. Currently, we think the equity markets are trading at appropriate levels.

While corporate earnings have generally exceeded expectations, much of it was achieved by cost cutting and inventory reduction. Top line revenue growth is necessary to sustain an economic recovery, and this depends on the consumer. But the unemployment rate -- which I don't expect to return to normal levels in the near future -- appears to be weighing down consumer confidence. Although housing prices appear to be stabilizing and manufacturing is beginning to recover, the economy is likely to experience an extended period of slow economic growth before regaining its full health.

As for inflation, I don't see it as a near-term threat. With so much excess capacity, most businesses lack pricing power. Long term, however, inflation is a concern. The U.S. government has launched a tremendous number of initiatives, totaling more than $12 trillion. That number has raised concerns about the impact of these initiatives on the U.S. dollar and their potential to trigger inflation. Under the circumstances, some exposure to commodities, such as gold and other precious metals, could be advantageous as a potential hedge against a falling dollar and inflationary pressures.

In this investment climate, it is critical to have an investment plan -- one that suits your goals, risk tolerance, and time horizon. At USAA, we are proud to offer what we consider an outstanding value -- some of the industry's top investment talent, exceptional service, and no-load mutual funds.

We appreciate the opportunity to serve your investment needs. Thank you for your faith and trust in us.

Sincerely,

/s/ CHRISTOPHER W. CLAUS

Christopher W. Claus
President and Vice Chairman of the Board
USAA Mutual Funds Trust

Foreign and precious metals and minerals investing are subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Mutual fund operating expenses apply and continue throughout the life of the fund. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.                Wellington Management Company, LLP

  MARK B. BARIBEAU, CFA                          MATTHEW E. MEGARGEL, CFA
  PAMELA N. CZEKANSKI, CFA                       FRANCIS BOGGAN, CFA
  RICHARD SKAGGS, CFA                            JEFF KRIPKE

Barrow, Hanley, Mewhinney & Strauss, Inc.     UBS Global Asset Management
                                              (Americas) Inc.
  MARK GIAMBRONE, CPA
  JAMES P. BARROW                                JOHN LEONARD, CFA
  RAY NIXON, Jr.                                 THOMAS M. COLE, CFA
  ROBERT J. CHAMBERS, CFA                        THOMAS DIGENAN, CFA, CPA
  TIMOTHY J. CULLER, CFA                         SCOTT HAZEN, CFA, CPA

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o HOW DID THE USAA GROWTH AND INCOME FUND (THE FUND) PERFORM?

  For the year ended July 31, 2009, the Fund had a total return of -22.76%. This compares to returns of -20.21% for the Russell 3000 Index (the Index) and -19.0% for the Lipper Multi-Cap Core Funds Index.

  The Fund has four subadvisers. Wellington Management Company, LLP (Wellington Management) manages in a core style that encompasses growth and value. UBS Global Asset Management (Americas) Inc. (UBS) uses a core U.S. large-cap equity strategy. Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS) is a value-oriented manager. Loomis, Sayles & Company, L.P. (Loomis Sayles) is a growth-oriented manager.

  Refer to page 12 for benchmark definitions.

  Past performance is no guarantee of future results.

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4  | USAA GROWTH & INCOME FUND
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o HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

  The Wellington Management portion of the Fund performed roughly in line with the Index, helped by strong security selection in the financials and consumer discretionary sectors; security selection in the health care, materials, and energy sectors was somewhat weaker. Sector allocation decisions also contributed positively to Index-relative returns as our overweight allocations to information technology and health care helped performance; our underweight in the relatively strong consumer staples sector detracted from results.

  On an individual stock level, the Fund's top positive contributors to Index-relative performance included value-oriented specialty department store Kohl's Corp., Bank of America Corp., and Assured Guaranty Ltd., a provider of credit enhancement products to the financial guarantee and mortgage guarantee markets. Detractors from Index-relative performance included diversified mining company Freeport-McMoRan Copper & Gold, Inc., drilling contractor Hercules Offshore, Inc., and managed health care company Coventry Health Care, Inc. All of our holdings in these three companies were sold out of the Wellington Management portion of the portfolio during the period.

o HOW IS THE WELLINGTON MANAGEMENT PORTION POSITIONED?

  Our portion continues to reflect a cyclical bias, as deterioration in macroeconomic data has begun to reverse and we believe that corporate cost cutting is likely to generate a modest level of positive earnings leverage. Government intervention has helped to stabilize the financial sector, resulting in improved ability for companies to raise both debt and equity financing. While indications of demand-side strength remain muted, a pick-up in industrial equipment rental demand in the United States and continued demand growth from emerging markets provide early indications that a recovery may be closer on the horizon than earlier feared.

  You will find a complete list of securities that the Fund owns on pages 16-27.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5
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o HOW DID THE UBS MANAGED PORTION PERFORM?

  The UBS managed portion of the Fund lagged the Index substantially in the first half of the reporting year. Afterwards, we positioned our portion of the Fund to benefit from the substantial pricing opportunities we saw in the markets and benefited as investors proved willing to take on additional risk. For the full reporting year, we just slightly lagged the Index.

  It really was a tale of two half years. After the financial crisis fully hit in September 2008, we suffered through early-March 2009, especially from our overweight in consumer discretionary stocks and our underweight in consumer staples stocks as investors viewed the latter as a relative safe haven in a rapidly deteriorating economy. As risk aversion dissipated, our relative performance improved. Another area of note was the oil services sector. We began to lean into this sector when oil prices were approaching their lows and have subsequently benefited. Our move towards oil services was based on individual company fundamentals -- we've favored stocks that provide logistical infrastructure, which we believed were well-placed as the energy market grappled with a rebound in demand. We avoided Exxon Mobil Corp. throughout, which hurt us when the market was seeking safe havens, yet this decision has begun to help the Fund as fundamentals have re-asserted themselves to some degree.

o HOW IS THE UBS PORTION POSITIONED?

  This is an environment that calls for active management. We're cautiously optimistic about the economy and continue to see areas of opportunity. But to the degree that we added risk to the portfolio in late 2008, we've adjusted back towards neutral as the market has recovered. For instance, we've added to high-quality consumer staples names that have underperformed the rally, including stocks such as Pepsico, Inc., Proctor & Gamble Co., and Estee Lauder Companies,

  Exxon Mobil Corp. is held in the portion of the Fund managed by Wellington Management.

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6  | USAA GROWTH & INCOME FUND
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  Inc. "A". We've cut consumer discretionary stocks that have run and are now modestly underweight, especially among retailers. As of the end of the reporting period, we think there continues to be value in oil services names such as Baker Hughes, Inc. and Halliburton Co., but at the same time we are underweight in materials stocks, which brings broad neutrality to our commodity exposure. During the reporting period, we added to holdings in banks that we feel can survive the current difficulties, including JPMorgan Chase & Co., Morgan Stanley, and Wells Fargo & Co. We believe there are still pricing opportunities in the market, and we're working to take advantage of them.

o HOW DID THE BHMS MANAGED PORTION PERFORM?

  The BHMS managed portion of the Fund outperformed the Russell 3000 Value Index. It's important to recognize that during the worst points in the stock market, selling was indiscriminate. We were very active in sifting through the rubble to populate the Fund with higher quality companies that we were confident would survive. We didn't know when the environment would improve, but we had confidence that the companies we owned represented good values. Importantly, we benefited by owning a number of companies that typically don't fall within the valuation parameters of our investment discipline.

  In terms of performance attribution versus the Russell 3000 Value Index, our best relative returns came from some of the sectors where we were most overweight or underweight. We had substantially overweight positions in the industrials and consumer discretionary sectors and maintained a heavy underweight in the financials. Stock selection was positive within these three sectors, as well as within health care, consumer staples, and information technology. Our underweight exposure to the materials sector detracted from performance relative to the Russell 3000 Value Index. It's important to note that our sector positioning results from individual stock selection.

  The unmanaged Russell 3000(R) Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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o WHAT'S BHMS' OUTLOOK?

  We believe that the economy is on track to start growing again by the end of the year. With its big move off the March 2009 lows, the stock market has anticipated this recovery, leaving stocks trading at appropriate levels at the end of the reporting period. To us the big story is what has happened within U.S. corporations, as management teams were very quick to reduce costs and inventories. That's why second quarter earnings exceeded expectations even as revenues in many cases came up short. As the economy improves and revenues increase, we think it will have an especially positive impact on the earnings of companies who have made permanent improvement in their cost structures. Fortunately, many of these companies were still trading at attractive valuations as of the end of the reporting year.

o HOW DID THE LOOMIS SAYLES PORTION OF THE FUND PERFORM?

  The Loomis Sayles portion of the Fund underperformed the Russell 3000 Growth Index. Going into the reporting year, our view was that the U.S. economy would avoid a deep recession. Then came the events of September 2008, which marked the beginning of the financial crisis. During the reporting period, we focused on companies that were growing revenues and earnings faster than the overall market. Even though we didn't own the stocks of major financial institutions who failed, were forced to merge, or were taken over by the government, our portion of the Fund suffered as expectations for revenue and earnings growth fell dramatically, and in many cases companies couldn't give any credible earnings guidance.

  Near the market lows there were comparatively few companies in our large-cap universe demonstrating fundamental growth. As a result, we held higher position weights in several of our key holdings such as Apple, Inc., Amazon.com, Inc. Google, Inc. "A", and International Business Machines Corp. We were underweight in consumer staples,

  The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

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8  | USAA GROWTH & INCOME FUND
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  which was a significant detractor from performance as the sector, while declining, fell less than most other areas of the market.

o WHAT'S LOOMIS SAYLES' OUTLOOK, AND HOW ARE YOU POSITIONED NOW?

  The rally from the March 2009 lows has been one of the most spirited market recoveries on record. In the early phase of the rally, companies that investors rewarded most were generally those with poor growth characteristics. As the cost of capital has begun to return to normal levels, the rally has broadened out; and companies across most sectors have recovered materially. Investors have started to look more closely at top line revenue growth and earnings growth prospects again, favoring our approach to investing as we look ahead to an improving global economy later this year and into 2010. We ended the reporting year significantly overweight in technology, favoring large-cap leaders such as Apple, Inc., Google, Inc. "A", International Business Machines Corp., Cisco Systems, Inc., Oracle Corp., and QUALCOMM, Inc. We've raised our weighting in health care, focusing on large-cap biotechnology companies such as Gilead Sciences, Inc., Celgene Corp., and Amgen, Inc. whose prices are low due to what we believe are excessive fears about health care reform. We are overweight in financial services, where we reduced our positions in the credit card processors and are now more focused on banks.

  On behalf of all four subadvisers and the investment team at USAA, we thank you for your continued investment in the Fund. We're working hard to keep your trust.

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                                           MANAGERS' COMMENTARY ON THE FUND |  9

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FUND RECOGNITION

USAA GROWTH & INCOME FUND

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                            LIPPER LEADER (OVERALL)

                                      [5]

                                    EXPENSE

The Fund is listed as a Lipper Leader for Expense of 137 funds within the Lipper Multi-Cap Growth Funds category for the overall period ended July 31, 2009. The Fund received a Lipper Leader rating for Expense among 137, 115, and 70 funds for the three-, five-, and 10-year periods, respectively. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures as of July 31, 2009.

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Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Expense metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at WWW.LIPPERLEADERS.COM. Lipper Leader Copyright 2009, Reuters, All Rights Reserved.

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10  | USAA GROWTH & INCOME FUND
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INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND (Symbol: USGRX)

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                                           7/31/09                  7/31/08
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Net Assets                             $927.1 Million           $1,292.9 Million
Net Asset Value Per Share                  $11.35                    $14.86

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/09
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      1 Year                      5 Years                          10 Years
     -22.76%                       -0.87%                           -0.51%

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                                 EXPENSE RATIO*
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                                      1.00%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY, AS REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2008, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                       INVESTMENT OVERVIEW |  11
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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 LIPPER MULTI-CAP                                     USAA GROWTH &
                 CORE FUNDS INDEX         RUSSELL 3000 INDEX           INCOME FUND
 7/31/1999          $10,000.00                $10,000.00               $10,000.00
 8/31/1999            9,825.71                  9,886.29                 9,735.68
 9/30/1999            9,580.76                  9,633.61                 9,392.06
10/31/1999           10,067.04                 10,237.89                 9,761.07
11/30/1999           10,391.12                 10,524.41                 9,801.51
12/31/1999           11,161.94                 11,195.95                10,146.25
 1/31/2000           10,846.55                 10,757.06                 9,759.92
 2/29/2000           11,264.43                 10,856.76                 9,297.34
 3/31/2000           11,986.42                 11,707.26                10,303.99
 4/30/2000           11,541.45                 11,294.70                10,293.80
 5/31/2000           11,140.34                 10,977.47                10,324.36
 6/30/2000           11,610.12                 11,302.48                10,298.27
 7/31/2000           11,428.71                 11,102.71                10,099.24
 8/31/2000           12,234.98                 11,926.11                10,589.15
 9/30/2000           11,672.95                 11,386.13                10,237.25
10/31/2000           11,541.06                 11,224.00                10,466.25
11/30/2000           10,558.41                 10,189.47                10,112.34
12/31/2000           10,789.49                 10,360.70                10,450.00
 1/31/2001           11,161.94                 10,715.13                10,710.86
 2/28/2001           10,157.13                  9,736.11                10,225.66
 3/31/2001            9,554.68                  9,101.46                 9,791.77
 4/30/2001           10,328.70                  9,831.35                10,502.75
 5/31/2001           10,415.73                  9,910.31                10,534.12
 6/30/2001           10,236.50                  9,727.57                10,259.88
 7/31/2001           10,030.68                  9,567.25                10,312.25
 8/31/2001            9,462.37                  9,002.44                 9,689.01
 9/30/2001            8,492.40                  8,208.20                 8,906.72
10/31/2001            8,722.98                  8,399.17                 9,011.69
11/30/2001            9,408.00                  9,046.10                 9,693.99
12/31/2001            9,628.45                  9,173.61                 9,809.66
 1/31/2002            9,415.52                  9,058.57                 9,652.23
 2/28/2002            9,245.46                  8,873.33                 9,543.66
 3/31/2002            9,619.64                  9,262.39                 9,826.60
 4/30/2002            9,210.76                  8,776.44                 9,337.44
 5/31/2002            9,135.31                  8,674.76                 9,261.35
 6/30/2002            8,419.62                  8,050.31                 8,593.02
 7/31/2002            7,755.61                  7,410.29                 7,967.18
 8/31/2002            7,804.67                  7,445.29                 7,994.39
 9/30/2002            7,086.93                  6,663.01                 7,194.19
10/31/2002            7,535.66                  7,193.56                 7,684.33
11/30/2002            7,994.55                  7,628.86                 8,234.38
12/31/2002            7,535.19                  7,197.56                 7,722.89
 1/31/2003            7,407.95                  7,021.44                 7,494.10
 2/28/2003            7,280.05                  6,905.92                 7,365.76
 3/31/2003            7,303.60                  6,978.54                 7,406.87
 4/30/2003            7,871.61                  7,548.40                 7,954.29
 5/31/2003            8,403.93                  8,004.05                 8,440.26
 6/30/2003            8,529.40                  8,112.07                 8,601.64
 7/31/2003            8,694.20                  8,298.16                 8,808.43
 8/31/2003            8,961.54                  8,482.04                 8,998.46
 9/30/2003            8,842.34                  8,389.96                 8,868.26
10/31/2003            9,368.95                  8,897.71                 9,450.15
11/30/2003            9,515.23                  9,020.27                 9,590.03
12/31/2003            9,894.60                  9,432.85                 9,979.61
 1/31/2004           10,127.07                  9,629.63                10,119.62
 2/29/2004           10,284.36                  9,759.36                10,276.43
 3/31/2004           10,167.62                  9,643.51                10,129.72
 4/30/2004            9,953.55                  9,444.12                 9,950.44
 5/31/2004           10,072.77                  9,581.37                10,073.70
 6/30/2004           10,295.74                  9,771.80                10,362.83
 7/31/2004            9,873.59                  9,402.28                 9,931.27
 8/31/2004            9,866.33                  9,441.00                 9,880.83
 9/30/2004           10,077.31                  9,586.13                10,051.27
10/31/2004           10,229.34                  9,743.57                10,135.41
11/30/2004           10,742.83                 10,196.51                10,645.82
12/31/2004           11,120.57                 10,559.83                11,040.86
 1/31/2005           10,867.58                 10,278.57                10,801.23
 2/28/2005           11,087.30                 10,504.84                10,998.92
 3/31/2005           10,912.98                 10,327.16                10,822.93
 4/30/2005           10,615.92                 10,102.78                10,595.08
 5/31/2005           11,050.61                 10,485.59                10,984.83
 6/30/2005           11,172.28                 10,558.84                11,037.51
 7/31/2005           11,645.87                 10,992.02                11,499.65
 8/31/2005           11,592.84                 10,887.23                11,487.65
 9/30/2005           11,696.97                 10,982.48                11,563.38
10/31/2005           11,455.13                 10,776.79                11,287.06
11/30/2005           11,896.00                 11,196.01                11,773.63
12/31/2005           12,034.84                 11,206.06                11,801.98
 1/31/2006           12,481.84                 11,580.47                12,211.15
 2/28/2006           12,432.22                 11,601.06                12,128.04
 3/31/2006           12,709.30                 11,801.59                12,239.85
 4/30/2006           12,866.75                 11,929.62                12,399.89
 5/31/2006           12,421.04                 11,547.68                11,804.54
 6/30/2006           12,384.43                 11,568.11                11,825.83
 7/31/2006           12,236.02                 11,557.28                11,639.75
 8/31/2006           12,525.61                 11,840.00                11,748.83
 9/30/2006           12,794.57                 12,105.04                12,134.46
10/31/2006           13,270.55                 12,540.79                12,513.66
11/30/2006           13,584.84                 12,813.66                12,867.16
12/31/2006           13,736.76                 12,967.11                12,929.38
 1/31/2007           14,036.17                 13,213.93                13,308.81
 2/28/2007           13,851.17                 12,997.17                13,079.72
 3/31/2007           13,997.17                 13,132.45                13,301.65
 4/30/2007           14,541.53                 13,657.05                13,738.36
 5/31/2007           15,085.96                 14,154.74                14,404.16
 6/30/2007           14,955.33                 13,889.65                14,260.98
 7/31/2007           14,476.85                 13,415.97                13,788.47
 8/31/2007           14,570.33                 13,608.55                13,910.18
 9/30/2007           15,078.13                 14,104.68                14,418.48
10/31/2007           15,382.00                 14,363.41                14,883.82
11/30/2007           14,690.80                 13,716.79                14,253.82
12/31/2007           14,556.77                 13,633.79                14,156.90
 1/31/2008           13,739.27                 12,807.42                13,172.87
 2/29/2008           13,377.25                 12,409.63                12,701.52
 3/31/2008           13,189.00                 12,336.10                12,519.60
 4/30/2008           13,851.88                 12,953.02                13,239.02
 5/31/2008           14,191.38                 13,218.38                13,578.06
 6/30/2008           13,059.92                 12,127.59                12,529.54
 7/31/2008           12,868.81                 12,030.86                12,305.80
 8/31/2008           12,991.64                 12,217.72                12,405.24
 9/30/2008           11,543.06                 11,068.96                11,103.24
10/31/2008            9,362.50                  9,105.77                 9,002.18
11/30/2008            8,545.45                  8,386.97                 8,163.41
12/31/2008            8,814.40                  8,547.42                 8,288.00
 1/31/2009            8,191.06                  7,830.11                 7,670.99
 2/28/2009            7,433.34                  7,009.87                 6,978.93
 3/31/2009            8,033.65                  7,623.89                 7,567.94
 4/30/2009            9,074.16                  8,426.18                 8,420.90
 5/31/2009            9,633.76                  8,875.77                 8,872.47
 6/30/2009            9,625.11                  8,906.01                 8,793.04
 7/31/2009           10,423.52                  9,599.22                 9,504.86

                                   [END CHART]

         Data from 7/31/99 to 7/31/09.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the following benchmarks:

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                  AS OF 7/31/09
                                (% of Net Assets)

JPMorgan Chase & Co. ...................................................... 2.2%
Apple, Inc. ............................................................... 1.8%
Microsoft Corp. ........................................................... 1.7%
Hewlett-Packard Co. ....................................................... 1.6%
Wells Fargo & Co. ......................................................... 1.6%
Pfizer, Inc. .............................................................. 1.4%
Amgen, Inc. ............................................................... 1.3%
General Electric Co. ...................................................... 1.3%
Procter & Gamble Co. ...................................................... 1.3%
AT&T, Inc. ................................................................ 1.2%

                    o SECTOR ASSET ALLOCATION -- 7/31/2009 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

Information Technology                                                     20.2%
Health Care                                                                14.4%
Financials                                                                 14.2%
Industrials                                                                11.8%
Consumer Discretionary                                                     11.7%
Energy                                                                     11.3%
Consumer Staples                                                            5.8%
Utilities                                                                   3.9%
Materials                                                                   2.1%
Telecommunication Services                                                  1.9%
Exchange-Traded Funds**                                                     0.7%
Money Market Instruments*                                                   1.5%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 16-27.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2009, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2010.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2009, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2009, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $140,000 as qualifying interest income.

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth & Income Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund at July 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

San Antonio, Texas
September 18, 2009

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  15

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2009

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              EQUITY SECURITIES (98.0%)

              COMMON STOCKS (97.3%)

              CONSUMER DISCRETIONARY (11.7%)
              ------------------------------
              ADVERTISING (0.7%)
   538,300    Interpublic Group of Companies, Inc.*                                   $  2,805
   122,100    Omnicom Group, Inc.                                                        4,151
                                                                                      --------
                                                                                         6,956
                                                                                      --------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.6%)
   105,885    Coach, Inc.                                                                3,133
   106,200    Hanesbrands, Inc.*                                                         2,114
                                                                                      --------
                                                                                         5,247
                                                                                      --------
              APPAREL RETAIL (0.8%)
    32,800    Abercrombie & Fitch Co. "A"                                                  938
    31,600    Aeropostale, Inc.*                                                         1,150
    53,100    Buckle, Inc.(a)                                                            1,643
    34,500    Gymboree Corp.*                                                            1,372
    50,000    Ross Stores, Inc.                                                          2,205
                                                                                      --------
                                                                                         7,308
                                                                                      --------
              AUTO PARTS & EQUIPMENT (0.7%)
    86,600    BorgWarner, Inc.                                                           2,874
   153,200    Johnson Controls, Inc.                                                     3,965
                                                                                      --------
                                                                                         6,839
                                                                                      --------
              AUTOMOBILE MANUFACTURERS (0.1%)
    84,000    Ford Motor Co.*                                                              672
                                                                                      --------
              AUTOMOTIVE RETAIL (0.5%)
    49,200    Advance Auto Parts, Inc.                                                   2,274
    14,000    AutoZone, Inc.*                                                            2,150
     8,600    O'Reilly Automotive, Inc.*                                                   350
                                                                                      --------
                                                                                         4,774
                                                                                      --------
              CABLE & SATELLITE (0.9%)
   541,000    Comcast Corp. "A"                                                          8,039
                                                                                      --------
              CASINOS & GAMING (0.7%)
   352,178    International Game Technology                                              6,956
                                                                                      --------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              COMPUTER & ELECTRONICS RETAIL (0.3%)
   126,800    GameStop Corp. "A"*                                                     $  2,776
                                                                                      --------
              DEPARTMENT STORES (1.2%)
    97,860    Kohl's Corp.*                                                              4,751
   244,200    Macy's, Inc.                                                               3,397
   115,075    Nordstrom, Inc.(a)                                                         3,043
                                                                                      --------
                                                                                        11,191
                                                                                      --------
              GENERAL MERCHANDISE STORES (0.7%)
    49,000    Dollar Tree, Inc.*                                                         2,260
   120,800    Family Dollar Stores, Inc.                                                 3,795
                                                                                      --------
                                                                                         6,055
                                                                                      --------
              HOME IMPROVEMENT RETAIL (0.5%)
    63,200    Home Depot, Inc.                                                           1,639
   117,385    Lowe's Companies, Inc.                                                     2,637
                                                                                      --------
                                                                                         4,276
                                                                                      --------
              HOMEBUILDING (0.1%)
    56,400    Ryland Group, Inc.                                                         1,126
                                                                                      --------
              HOTELS, RESORTS, & CRUISE LINES (0.9%)
   274,400    Carnival Corp.                                                             7,680
    70,500    Royal Caribbean Cruises Ltd.(a)                                            1,024
                                                                                      --------
                                                                                         8,704
                                                                                      --------
              HOUSEHOLD APPLIANCES (0.5%)
   125,900    Stanley Works                                                              5,055
                                                                                      --------
              HOUSEWARES & SPECIALTIES (0.6%)
   136,300    Fortune Brands, Inc.                                                       5,393
                                                                                      --------
              INTERNET RETAIL (1.0%)
    56,000    Amazon.com, Inc.*(a)                                                       4,802
    32,000    Priceline.com, Inc.*(a)                                                    4,148
                                                                                      --------
                                                                                         8,950
                                                                                      --------
              MOVIES & ENTERTAINMENT (0.4%)
   159,800    Viacom, Inc. "B"*                                                          3,701
                                                                                      --------
              RESTAURANTS (0.3%)
   160,000    Starbucks Corp.*                                                           2,832
                                                                                      --------
              SPECIALIZED CONSUMER SERVICES (0.1%)
    90,000    Service Corp. International                                                  569
                                                                                      --------
              SPECIALTY STORES (0.1%)
    49,490    Staples, Inc.                                                              1,040
                                                                                      --------
              Total Consumer Discretionary                                             108,459
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              CONSUMER STAPLES (5.8%)
              -----------------------
              DISTILLERS & VINTNERS (0.2%)
    24,300    Diageo plc ADR                                                          $  1,516
                                                                                      --------
              FOOD DISTRIBUTORS (0.3%)
    98,900    Sysco Corp.                                                                2,350
                                                                                      --------
              HOUSEHOLD PRODUCTS (1.3%)
   212,900    Procter & Gamble Co.                                                      11,818
                                                                                      --------
              HYPERMARKETS & SUPER CENTERS (0.4%)
    44,500    BJ's Wholesale Club, Inc.*                                                 1,484
    47,500    Wal-Mart Stores, Inc.                                                      2,369
                                                                                      --------
                                                                                         3,853
                                                                                      --------
              PERSONAL PRODUCTS (0.8%)
   135,200    Avon Products, Inc.                                                        4,378
    79,100    Estee Lauder Companies, Inc. "A"                                           2,883
     6,300    Mead Johnson Nutrition Co.                                                   229
                                                                                      --------
                                                                                         7,490
                                                                                      --------
              SOFT DRINKS (1.2%)
    42,000    Dr. Pepper Snapple Group, Inc.*                                            1,034
   186,470    PepsiCo, Inc.(a)                                                          10,582
                                                                                      --------
                                                                                        11,616
                                                                                      --------
              TOBACCO (1.6%)
    90,000    Altria Group, Inc.                                                         1,578
    68,300    Imperial Tobacco Group plc ADR                                             3,915
    19,500    Lorillard, Inc.                                                            1,437
   143,310    Philip Morris International, Inc.                                          6,678
    31,300    Reynolds American, Inc.                                                    1,362
                                                                                      --------
                                                                                        14,970
                                                                                      --------
              Total Consumer Staples                                                    53,613
                                                                                      --------
              ENERGY (11.3%)
              --------------
              COAL & CONSUMABLE FUELS (0.7%)
    29,930    CONSOL Energy, Inc.                                                        1,063
   163,600    Peabody Energy Corp.                                                       5,417
                                                                                      --------
                                                                                         6,480
                                                                                      --------
              INTEGRATED OIL & GAS (3.6%)
    27,500    BP plc ADR                                                                 1,376
   113,000    Chevron Corp.                                                              7,850
    60,100    ConocoPhillips                                                             2,627
    30,305    Exxon Mobil Corp.                                                          2,133
    82,200    Hess Corp.                                                                 4,537

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
   254,880    Marathon Oil Corp.                                                      $  8,220
    36,800    Murphy Oil Corp.                                                           2,142
    66,500    Occidental Petroleum Corp.                                                 4,744
                                                                                      --------
                                                                                        33,629
                                                                                      --------
              OIL & GAS DRILLING (0.9%)
    72,300    Atwood Oceanics, Inc.*                                                     2,085
   176,500    Noble Corp.                                                                5,976
    11,870    Transocean Ltd.*                                                             946
                                                                                      --------
                                                                                         9,007
                                                                                      --------
              OIL & GAS EQUIPMENT & SERVICES (1.3%)
   134,800    Baker Hughes, Inc.                                                         5,459
   210,945    Halliburton Co.                                                            4,660
    31,939    Schlumberger Ltd.                                                          1,709
                                                                                      --------
                                                                                        11,828
                                                                                      --------
              OIL & GAS EXPLORATION & PRODUCTION (3.8%)
    94,900    Anadarko Petroleum Corp.                                                   4,574
    60,040    Apache Corp.                                                               5,040
    46,400    Chesapeake Energy Corp.                                                      995
    33,900    EOG Resources, Inc.                                                        2,510
    46,700    Noble Energy, Inc.                                                         2,854
    60,000    Range Resources Corp.                                                      2,785
    97,000    Southwestern Energy Co.*                                                   4,019
   156,063    Ultra Petroleum Corp.*                                                     6,885
    61,500    Whiting Petroleum Corp.*                                                   2,827
    65,724    XTO Energy, Inc.                                                           2,644
                                                                                      --------
                                                                                        35,133
                                                                                      --------
              OIL & GAS STORAGE & TRANSPORTATION (1.0%)
   123,300    El Paso Corp.                                                              1,240
   166,650    Spectra Energy Corp.                                                       3,060
   282,000    Williams Companies, Inc.                                                   4,707
                                                                                      --------
                                                                                         9,007
                                                                                      --------
              Total Energy                                                             105,084
                                                                                      --------
              FINANCIALS (14.2%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.7%)
    55,400    Ameriprise Financial, Inc.                                                 1,540
   175,200    Bank of New York Mellon Corp.                                              4,790
    18,425    BlackRock, Inc. "A"                                                        3,511
    40,000    Franklin Resources, Inc.                                                   3,547
   105,000    Invesco Ltd. ADR                                                           2,074
                                                                                      --------
                                                                                        15,462
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              CONSUMER FINANCE (1.7%)
    96,500    American Express Co.                                                    $  2,734
   157,000    Capital One Financial Corp.                                                4,820
   438,500    Discover Financial Services                                                5,209
   325,700    SLM Corp.*                                                                 2,896
                                                                                      --------
                                                                                        15,659
                                                                                      --------
              DIVERSIFIED BANKS (1.8%)
    81,160    U.S. Bancorp                                                               1,657
   622,976    Wells Fargo & Co.                                                         15,238
                                                                                      --------
                                                                                        16,895
                                                                                      --------
              INSURANCE BROKERS (0.2%)
    82,200    Willis Group Holdings Ltd.                                                 2,048
                                                                                      --------
              INVESTMENT BANKING & BROKERAGE (1.5%)
   135,000    Charles Schwab Corp.                                                       2,412
    45,435    Goldman Sachs Group, Inc.(a)                                               7,420
   145,900    Morgan Stanley                                                             4,158
                                                                                      --------
                                                                                        13,990
                                                                                      --------
              LIFE & HEALTH INSURANCE (1.2%)
   175,535    AFLAC, Inc.                                                                6,646
   183,300    Principal Financial Group, Inc.                                            4,344
                                                                                      --------
                                                                                        10,990
                                                                                      --------
              MULTI-LINE INSURANCE (0.3%)
   191,025    Hartford Financial Services Group, Inc.                                    3,150
                                                                                      --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (3.0%)
   489,169    Bank of America Corp.                                                      7,235
   522,470    JPMorgan Chase & Co.                                                      20,193
                                                                                      --------
                                                                                        27,428
                                                                                      --------
              PROPERTY & CASUALTY INSURANCE (1.2%)
    77,620    ACE Ltd.                                                                   3,808
    43,900    Allstate Corp.                                                             1,181
   163,112    Assured Guaranty Ltd.                                                      2,279
    68,200    Axis Capital Holdings Ltd.                                                 1,941
    16,300    Chubb Corp.                                                                  753
    57,500    Fidelity National Financial, Inc. "A"                                        825
     8,480    XL Capital Ltd. "A"                                                          119
                                                                                      --------
                                                                                        10,906
                                                                                      --------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.6%)
    43,200    City National Corp.(a)                                                  $  1,704
    73,355    PNC Financial Services Group, Inc.                                         2,689
    46,600    SunTrust Banks, Inc.                                                         909
                                                                                      --------
                                                                                         5,302
                                                                                      --------
              REITS - MORTGAGE (0.3%)
   178,300    Annaly Capital Management, Inc.                                            3,004
                                                                                      --------
              SPECIALIZED FINANCE (0.4%)
    40,000    IntercontinentalExchange, Inc.*                                            3,762
                                                                                      --------
              THRIFTS & MORTGAGE FINANCE (0.3%)
   107,600    New York Community Bancorp, Inc.                                           1,177
   109,760    People's United Financial, Inc.                                            1,784
                                                                                      --------
                                                                                         2,961
                                                                                      --------
              Total Financials                                                         131,557
                                                                                      --------
              HEALTH CARE (14.4%)
              -------------------
              BIOTECHNOLOGY (2.9%)
   193,522    Amgen, Inc.*                                                              12,058
    58,000    Celgene Corp.*                                                             3,304
    40,700    Cephalon, Inc.*                                                            2,387
   107,130    Genzyme Corp.*(a)                                                          5,559
    65,000    Gilead Sciences, Inc.*                                                     3,181
                                                                                      --------
                                                                                        26,489
                                                                                      --------
              HEALTH CARE DISTRIBUTORS (0.3%)
    38,900    Cardinal Health, Inc.                                                      1,295
    30,000    McKesson Corp.                                                             1,535
                                                                                      --------
                                                                                         2,830
                                                                                      --------
              HEALTH CARE EQUIPMENT (2.6%)
    23,300    Baxter International, Inc.                                                 1,313
   260,985    Covidien PLC                                                               9,868
   242,080    Medtronic, Inc.                                                            8,575
    64,991    St. Jude Medical, Inc.*                                                    2,451
    45,900    Zimmer Holdings, Inc.*                                                     2,139
                                                                                      --------
                                                                                        24,346
                                                                                      --------
              HEALTH CARE SERVICES (1.9%)
    23,800    DaVita, Inc.*                                                              1,183
    68,771    Express Scripts, Inc.*                                                     4,817
   143,155    Medco Health Solutions, Inc.*                                              7,567
    94,700    Omnicare, Inc.                                                             2,260
    33,600    Quest Diagnostics, Inc.                                                    1,835
                                                                                      --------
                                                                                        17,662
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              LIFE SCIENCES TOOLS & SERVICES (1.0%)
    76,063    Life Technologies Corp.*                                                $  3,463
    32,900    Millipore Corp.*                                                           2,290
    72,200    Waters Corp.*                                                              3,628
                                                                                      --------
                                                                                         9,381
                                                                                      --------
              MANAGED HEALTH CARE (1.7%)
    61,300    CIGNA Corp.                                                                1,741
    92,200    Coventry Health Care, Inc.*                                                2,121
    44,100    Humana, Inc.*                                                              1,449
   263,100    UnitedHealth Group, Inc.                                                   7,382
    64,028    WellPoint, Inc.*                                                           3,370
                                                                                      --------
                                                                                        16,063
                                                                                      --------
              PHARMACEUTICALS (4.0%)
    31,955    Abbott Laboratories                                                        1,438
   148,600    Allergan, Inc.                                                             7,940
    32,400    AstraZeneca plc ADR(a)                                                     1,505
   164,500    Bristol-Myers Squibb Co.                                                   3,576
    23,100    Johnson & Johnson                                                          1,406
    93,190    Merck & Co., Inc.                                                          2,796
   823,775    Pfizer, Inc.                                                              13,123
   114,500    Wyeth                                                                      5,330
                                                                                      --------
                                                                                        37,114
                                                                                      --------
              Total Health Care                                                        133,885
                                                                                      --------
              INDUSTRIALS (11.8%)
              -------------------
              AEROSPACE & DEFENSE (2.9%)
   115,000    General Dynamics Corp.                                                     6,370
    40,400    Goodrich Corp.                                                             2,075
   138,720    Honeywell International, Inc.                                              4,813
    16,600    ITT Corp.                                                                    820
    44,300    L-3 Communications Holdings, Inc.                                          3,345
     8,025    Lockheed Martin Corp.                                                        600
    98,230    Precision Castparts Corp.                                                  7,840
    27,400    Raytheon Co.                                                               1,286
                                                                                      --------
                                                                                        27,149
                                                                                      --------
              AIR FREIGHT & LOGISTICS (1.1%)
   143,165    FedEx Corp.                                                                9,712
                                                                                      --------
              CONSTRUCTION & ENGINEERING (0.8%)
    65,000    AECOM Technology Corp.*                                                    2,106
    65,510    Fluor Corp.                                                                3,459
    36,340    URS Corp.*                                                                 1,839
                                                                                      --------
                                                                                         7,404
                                                                                      --------

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.7%)
   178,550    PACCAR, Inc.                                                            $  6,187
                                                                                      --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
    59,400    Emerson Electric Co.                                                       2,161
    32,000    Thomas & Betts Corp.*                                                        853
                                                                                      --------
                                                                                         3,014
                                                                                      --------
              HEAVY ELECTRICAL EQUIPMENT (0.2%)
   125,385    ABB Ltd. ADR                                                               2,292
                                                                                      --------
              INDUSTRIAL CONGLOMERATES (1.3%)
   908,365    General Electric Co.                                                      12,172
                                                                                      --------
              INDUSTRIAL MACHINERY (2.8%)
    41,100    Eaton Corp.                                                                2,134
    97,282    Flowserve Corp.                                                            7,858
   251,600    Illinois Tool Works, Inc.                                                 10,202
    26,085    Ingersoll-Rand PLC                                                           753
   112,200    Pall Corp.                                                                 3,375
    21,400    Valmont Industries, Inc.                                                   1,537
                                                                                      --------
                                                                                        25,859
                                                                                      --------
              OFFICE SERVICES & SUPPLIES (0.1%)
    24,700    Avery Dennison Corp.                                                         660
    27,300    Pitney Bowes, Inc.                                                           564
                                                                                      --------
                                                                                         1,224
                                                                                      --------
              RAILROADS (1.1%)
    80,000    Burlington Northern Santa Fe Corp.                                         6,287
    65,196    Union Pacific Corp.                                                        3,750
                                                                                      --------
                                                                                        10,037
                                                                                      --------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
     9,000    WESCO International, Inc.*                                                   222
                                                                                      --------
              TRUCKING (0.5%)
   123,800    Ryder System, Inc.                                                         4,349
                                                                                      --------
              Total Industrials                                                        109,621
                                                                                      --------
              INFORMATION TECHNOLOGY (20.2%)
              ------------------------------
              APPLICATION SOFTWARE (0.4%)
    37,600    Autodesk, Inc.*                                                              820
    86,700    Intuit, Inc.*                                                              2,575
                                                                                      --------
                                                                                         3,395
                                                                                      --------
              COMMUNICATIONS EQUIPMENT (2.5%)
   410,000    Brocade Communications Systems, Inc.*                                      3,223
   318,110    Cisco Systems, Inc.*                                                       7,002

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
    35,000    F5 Networks, Inc.*                                                      $  1,299
   115,657    Juniper Networks, Inc.*                                                    3,022
   113,700    Nokia Corp. ADR                                                            1,517
   162,615    QUALCOMM, Inc.                                                             7,514
                                                                                      --------
                                                                                        23,577
                                                                                      --------
              COMPUTER HARDWARE (4.1%)
   104,000    Apple, Inc.*                                                              16,993
   330,550    Hewlett-Packard Co.                                                       14,313
    56,495    International Business Machines Corp.                                      6,662
                                                                                      --------
                                                                                        37,968
                                                                                      --------
              COMPUTER STORAGE & PERIPHERALS (1.2%)
   360,320    EMC Corp.*                                                                 5,426
    63,100    NetApp, Inc.*                                                              1,417
   328,200    Seagate Technology                                                         3,952
                                                                                      --------
                                                                                        10,795
                                                                                      --------
              DATA PROCESSING & OUTSOURCED SERVICES (1.9%)
   100,800    Alliance Data Systems Corp.*(a)                                            5,141
    60,200    Computer Sciences Corp.*                                                   2,900
    10,000    MasterCard, Inc. "A"                                                       1,940
    60,000    Visa, Inc. "A"                                                             3,928
   197,670    Western Union Co.                                                          3,455
                                                                                      --------
                                                                                        17,364
                                                                                      --------
              ELECTRONIC COMPONENTS (0.5%)
   243,865    Corning, Inc.                                                              4,146
                                                                                      --------
              INTERNET SOFTWARE & SERVICES (1.7%)
   252,667    eBay, Inc.*                                                                5,369
    22,065    Google, Inc. "A"*                                                          9,776
    47,900    VeriSign, Inc.*                                                              979
                                                                                      --------
                                                                                        16,124
                                                                                      --------
              IT CONSULTING & OTHER SERVICES (0.3%)
    73,000    Amdocs Ltd.*                                                               1,746
    88,000    Perot Systems Corp. "A"*                                                   1,406
                                                                                      --------
                                                                                         3,152
                                                                                      --------
              SEMICONDUCTOR EQUIPMENT (0.5%)
   111,800    Applied Materials, Inc.                                                    1,543
    90,300    KLA-Tencor Corp.                                                           2,878
                                                                                      --------
                                                                                         4,421
                                                                                      --------
              SEMICONDUCTORS (3.7%)
   135,000    Analog Devices, Inc.                                                       3,695
   387,300    Broadcom Corp. "A"*                                                       10,934

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
   246,515    Intel Corp.                                                             $  4,745
   131,600    Intersil Corp. "A"                                                         1,891
   532,100    Marvell Technology Group Ltd.*                                             7,098
   125,565    Maxim Integrated Products, Inc.                                            2,225
    65,800    Microchip Technology, Inc.                                                 1,772
   122,100    National Semiconductor Corp.                                               1,839
    22,230    Texas Instruments, Inc.                                                      535
                                                                                      --------
                                                                                        34,734
                                                                                      --------
              SYSTEMS SOFTWARE (3.4%)
    60,000    McAfee, Inc.*                                                              2,675
   672,075    Microsoft Corp.                                                           15,807
   340,960    Oracle Corp.                                                               7,545
   176,500    VMware, Inc. "A"*(a)                                                       5,689
                                                                                      --------
                                                                                        31,716
                                                                                      --------
              Total Information Technology                                             187,392
                                                                                      --------
              MATERIALS (2.1%)
              ----------------
              CONSTRUCTION MATERIALS (0.2%)
    21,900    Martin Marietta Materials, Inc.(a)                                         1,885
                                                                                      --------
              DIVERSIFIED CHEMICALS (0.2%)
    66,900    E.I. du Pont de Nemours & Co.                                              2,069
                                                                                      --------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.8%)
    27,600    Agrium, Inc.(a)                                                            1,275
    58,400    Monsanto Co.                                                               4,906
    20,715    Mosaic Co.                                                                 1,080
                                                                                      --------
                                                                                         7,261
                                                                                      --------
              GOLD (0.1%)
    15,225    Barrick Gold Corp.                                                           531
                                                                                      --------
              INDUSTRIAL GASES (0.4%)
    49,087    Praxair, Inc.                                                              3,838
                                                                                      --------
              METAL & GLASS CONTAINERS (0.2%)
    77,200    Pactiv Corp.*                                                              1,944
                                                                                      --------
              STEEL (0.2%)
    28,280    Nucor Corp.                                                                1,258
    70,200    Steel Dynamics, Inc.                                                       1,148
                                                                                      --------
                                                                                         2,406
                                                                                      --------
              Total Materials                                                           19,934
                                                                                      --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (1.9%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
   422,485    AT&T, Inc.                                                              $ 11,082
    92,000    Verizon Communications, Inc.                                               2,950
                                                                                      --------
                                                                                        14,032
                                                                                      --------
              WIRELESS TELECOMMUNICATION SERVICES (0.4%)
   798,100    Sprint Nextel Corp.*                                                       3,193
                                                                                      --------
              Total Telecommunication Services                                          17,225
                                                                                      --------
              UTILITIES (3.9%)
              ----------------
              ELECTRIC UTILITIES (2.5%)
   256,600    American Electric Power Co., Inc.                                          7,944
    36,340    Companhia Energetica de Minas Gerais (CEMIG) ADR                             519
    82,000    Duke Energy Corp.                                                          1,270
    28,100    Entergy Corp.                                                              2,257
   170,070    Exelon Corp.                                                               8,650
    80,900    Pepco Holdings, Inc.                                                       1,163
    47,900    Pinnacle West Capital Corp.                                                1,531
                                                                                      --------
                                                                                        23,334
                                                                                      --------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
   277,300    Dynegy, Inc. "A"*                                                            557
                                                                                      --------
              MULTI-UTILITIES (1.3%)
   138,300    CenterPoint Energy, Inc.                                                   1,667
    56,000    Dominion Resources, Inc.                                                   1,893
    78,700    MDU Resources Group, Inc.                                                  1,584
    81,100    Sempra Energy                                                              4,252
   126,900    Xcel Energy, Inc.                                                          2,530
                                                                                      --------
                                                                                        11,926
                                                                                      --------
              Total Utilities                                                           35,817
                                                                                      --------
              Total Common Stocks (cost: $924,358)                                     902,587
                                                                                      --------
              EXCHANGE-TRADED FUNDS (0.7%)
    87,970    Financial Select Sector SPDR(a)                                            1,144
    27,900    MidCap SPDR Trust Series 1                                                 3,182
    20,000    SPDR Trust Series 1                                                        1,976
                                                                                      --------
              Total Exchange-Traded Funds (cost: $6,567)                                 6,302
                                                                                      --------
              Total Equity Securities (cost: $930,925)                                 908,889
                                                                                      --------

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES     SECURITY                                                                   (000)
----------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.5%)

              MONEY MARKET FUNDS (1.5%)
13,681,801    State Street Institutional Liquid Reserve Fund, 0.31%(b)
                (cost: $13,682)                                                       $ 13,682
                                                                                      --------

              SHORT-TERM INVESTMENTS PURCHASED WITH CASH
              COLLATERAL FROM SECURITIES LOANED (4.1%)

              MONEY MARKET FUNDS (1.4%)
12,697,568    BlackRock Provident Liquidity TempFund, 0.31%(b)                          12,698
                                                                                      --------

----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
----------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (2.7%)
   $13,600    Credit Suisse First Boston LLC, 0.21%, acquired on 7/31/2009 and due 8/03/2009 at $13,600 (collateralized by $13,890 of Freddie
                Mac(c), 0.26%(d), due 1/04/2010; market value $13,873)                  13,600
    11,400    Deutsche Bank Securities, Inc., 0.19%, acquired on 7/31/2009 and due 8/03/2009 at $11,400 (collateralized by $1,112 of Federal
                Farm Credit Bank(c), 4.80%, due 4/25/2011; $10,433 of Fannie
                Mae(c), 0.26%(d), due 8/14/2009; combined market value $11,628)         11,400
                                                                                      --------
              Total Repurchase Agreements                                               25,000
                                                                                      --------
              Total Short-Term Investments Purchased With Cash Collateral
                From Securities Loaned (cost: $37,698)                                  37,698
                                                                                      --------

              TOTAL INVESTMENTS (COST: $982,305)                                      $960,269
                                                                                      ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2009

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

  REIT Real estate investment trust

  SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poors Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

o SPECIFIC NOTES

  (a) The security or a portion thereof was out on loan as of July 31, 2009.

  (b) Rate represents the money market fund annualized seven-day yield at July 31, 2009.

  (c) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

  (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2009

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (including securities
    on loan of $36,688) (cost of $982,305)                           $  960,269
  Receivables:
    Capital shares sold                                                     692
    Dividends and interest                                                  834
    Securities sold                                                      17,481
    Other                                                                    12
                                                                     ----------
      Total assets                                                      979,288
                                                                     ----------
LIABILITIES
  Payables:
    Upon return of securities loaned                                     37,742
    Securities purchased                                                 13,528
    Capital shares redeemed                                                 280
    Bank overdraft                                                           37
  Accrued management fees                                                   400
  Accrued transfer agent's fees                                              58
  Other accrued expenses and payables                                       117
                                                                     ----------
      Total liabilities                                                  52,162
                                                                     ----------
        Net assets applicable to capital shares outstanding          $  927,126
                                                                     ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                    $1,320,901
  Accumulated undistributed net investment income                           311
  Accumulated net realized loss on investments                         (372,050)
  Net unrealized depreciation of investments                            (22,036)
                                                                     ----------
        Net assets applicable to capital shares outstanding          $  927,126
                                                                     ==========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                             81,664
                                                                     ==========
  Net asset value, redemption price, and offering price per share    $    11.35
                                                                     ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2009

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $21)                   $  18,444
   Interest                                                                 296
   Securities lending (net)                                                 203
                                                                      ---------
          Total income                                                   18,943
                                                                      ---------
EXPENSES
   Management fees                                                        5,063
   Administration and servicing fees                                      1,356
   Transfer agent's fees                                                  3,097
   Custody and accounting fees                                              225
   Postage                                                                  149
   Shareholder reporting fees                                                62
   Trustees' fees                                                            10
   Registration fees                                                         43
   Professional fees                                                         80
   Other                                                                     29
                                                                      ---------
          Total expenses                                                 10,114
   Expenses paid indirectly                                                 (97)
                                                                      ---------
          Net expenses                                                   10,017
                                                                      ---------
NET INVESTMENT INCOME                                                     8,926
                                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                   (325,260)
   Change in net unrealized appreciation/depreciation                    12,059
                                                                      ---------
          Net realized and unrealized loss                             (313,201)
                                                                      ---------
   Decrease in net assets resulting from operations                   $(304,275)
                                                                      =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                       2009            2008
-------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                          $    8,926      $   10,732
  Net realized loss on investments                                 (325,260)        (24,753)
  Change in net unrealized appreciation/depreciation of
     investments                                                     12,059        (144,322)
                                                                 --------------------------
     Decrease in net assets resulting from operations              (304,275)       (158,343)
                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (9,327)        (10,003)
  Net realized gains                                                      -        (204,425)
                                                                 --------------------------
     Distributions to shareholders                                   (9,327)       (214,428)
                                                                 --------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                         126,823         173,249
  Reinvested dividends                                                9,165         210,860
  Cost of shares redeemed                                          (188,203)       (249,958)
                                                                 --------------------------
     Increase (decrease) in net assets from capital
        share transactions                                          (52,215)        134,151
                                                                 --------------------------
  Net decrease in net assets                                       (365,817)       (238,620)

NET ASSETS
  Beginning of year                                               1,292,943       1,531,563
                                                                 --------------------------
  End of year                                                    $  927,126      $1,292,943
                                                                 ==========================
Accumulated undistributed net investment income:
  End of year                                                    $      311      $      712
                                                                 ==========================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                        12,058          10,241
  Shares issued for dividends reinvested                                873          12,133
  Shares redeemed                                                   (18,303)        (14,839)
                                                                 --------------------------
     Increase (decrease) in shares outstanding                       (5,372)          7,535
                                                                 ==========================

See accompanying notes to financial statements.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2009

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 45 separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

        affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Effective August 1, 2008, the Fund adopted Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements" (SFAS 157). This standard clarifies the definition of fair value, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements.

    SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a three-level valuation hierarchy for disclosure purposes. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Fund's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The following is a summary of the inputs used to value the Fund's assets as of July 31, 2009:

                                                      OTHER SIGNIFICANT           SIGNIFICANT
                                   QUOTED PRICES      OBSERVABLE INPUTS          UNOBSERVABLE
INVESTMENTS*                           (LEVEL 1)              (LEVEL 2)      INPUTS (LEVEL 3)
---------------------------------------------------------------------------------------------
Equity Securities:
  Common Stock                      $902,587,000            $         -                   $-
  Exchange-Traded Funds                6,302,000                      -                    -

Money Market Instruments:
  Money Market Funds                  13,682,000                      -                    -

Short-Term Investments
  Purchased with Cash
  Collateral from Securities
  Loaned:
  Money Market Funds                  12,698,000                      -                    -
  Repurchase Agreements                        -             25,000,000                    -
---------------------------------------------------------------------------------------------
Total                               $935,269,000            $25,000,000                   $-
---------------------------------------------------------------------------------------------

    *Refer to the portfolio of investments for a detailed list of the Fund's investments.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

    or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2009, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $95,000 and $2,000, respectively, resulting in a total reduction in Fund expenses of $97,000.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

J. SUBSEQUENT EVENTS -- Effective July 31, 2009, the Fund adopted FASB Statement 165, "Subsequent Events" (Statement 165). This statement defines subsequent events as events or transactions that occur after the balance sheet date but before the financial statements are issued or available to be issued and categorizes subsequent events as recognized or non-recognized for financial statement purposes. The Fund has evaluated subsequent events through September 18, 2009, the date the financial statements were issued, and has determined that there were no events that required recognition or disclosure in the Fund's financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. Prior to September 25, 2008, the committed loan agreement was $300 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.07% annually of the amount of the committed loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2009, the Fund paid CAPCO facility fees of $4,000, which represents 2.5% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2009.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for basis adjustment from sales of partnership interest resulted in reclassifications to the statement of assets and liabilities to increase paid-in capital and increase accumulated net realized loss on investments by $2,000. This reclassification had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2009, and 2008, was as follows:

                                              2009                  2008
                                           ---------------------------------
Ordinary income*                           $9,327,000           $ 71,375,000
Long-term realized capital gains                   --            143,053,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2009, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                  $     318,000
Undistributed capital and other losses                          (348,028,000)
Unrealized depreciation of investments                           (46,048,000)

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2009, the Fund had a current post-October capital loss of $230,320,000 and capital loss carryovers of $117,708,000, for federal income tax purposes. The post-October loss will be

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire in 2017. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2009, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2009, the Manager has reviewed all open tax years and concluded that FIN 48 resulted in no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2006, through July 31, 2009, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions under FIN 48 to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2009, were $912,186,000 and $946,366,000, respectively.

As of July 31, 2009, the cost of securities, including short-term securities, for federal income tax purposes, was $1,006,317,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2009, for federal income tax purposes, were $94,608,000 and $140,656,000, respectively, resulting in net unrealized depreciation of $46,048,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2009, the Fund received securities-lending income of $203,000, which is net of the 20% income retained by Wachovia. As of July 31, 2009, the Fund loaned securities having a fair market value of approximately $36,688,000 and received cash collateral of $37,742,000 for the loans. Of this amount, $37,698,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $44,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

    the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE               ANNUAL ADJUSTMENT RATE
    RELATIVE TO INDEX(1)                 AS A % OF THE FUND'S AVERAGE NET ASSETS
    ----------------------------------------------------------------------------
    +/- 1.00% to 4.00%                   +/- 0.04%
    +/- 4.01% to 7.00%                   +/- 0.05%
    +/- 7.01% and greater                +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended July 31, 2009, the Fund incurred total management fees, paid or payable to the Manager, of $5,063,000, which was net of a (0.04)% performance adjustment of $(363,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and UBS Global Asset Management (Americas) Inc. (UBS), under which Wellington Management, Loomis Sayles, BHMS, and UBS direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. For the year ended July 31, 2009, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $395,000.

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the year ended July 31, 2009, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $377,000.

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

    of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the year ended July 31, 2009, the Manager incurred subadvisory fees, paid or payable to BHMS, of $576,000.

    The Manager (not the Fund) pays UBS a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that UBS manages. For the year ended July 31, 2009, the Manager incurred subadvisory fees, paid or payable to UBS, of $677,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2009, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,356,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2009, the Fund reimbursed the Manager $22,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out of pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2009, the Fund incurred transfer agent's fees, paid or payable to SAS, of $3,097,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

E. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

A. SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" (SFAS 159) -- In February 2007, FASB issued SFAS 159. In summary, SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Manager has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Fund intends to avail itself of the fair value option.

B. SFAS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133" (SFAS 161) -- In March 2008, FASB issued SFAS 161. In summary, SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Fund adopted SFAS 161 on February 1, 2009; however, the Fund did not invest in any derivatives during the period from February 1, 2009, through July 31, 2009. Therefore, no disclosures have been made.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                   -------------------------------------------------------------------------------
                                       2009             2008             2007               2006              2005
                                   -------------------------------------------------------------------------------
Net asset value at
  beginning of period              $  14.86       $    19.26       $    18.14         $    19.16        $    17.72
                                   -------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .11              .12              .13                .10               .13
  Net realized and unrealized
    gain (loss)                       (3.51)           (1.80)            3.08                .16              2.61
                                   -------------------------------------------------------------------------------
Total from investment operations      (3.40)           (1.68)            3.21                .26              2.74
                                   -------------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.11)            (.11)            (.13)              (.10)             (.13)
  Realized capital gains                  -            (2.61)           (1.96)             (1.18)            (1.17)
                                   -------------------------------------------------------------------------------
Total distributions                    (.11)           (2.72)           (2.09)             (1.28)            (1.30)
                                   -------------------------------------------------------------------------------
Net asset value at end of period   $  11.35       $    14.86       $    19.26         $    18.14        $    19.16
                                   ===============================================================================
Total return (%)*                    (22.81)          (10.69)           18.46(a)            1.22             15.79
Net assets at end of period (000)  $927,126       $1,292,943       $1,531,563         $1,376,986        $1,329,900
Ratios to average net assets:**
  Expenses (%)(b)                      1.12             1.00              .99(a)            1.01              1.00
  Net investment income (%)             .99              .74              .57                .59               .69
Portfolio turnover (%)                  100               83              119                179                81

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2009, average net assets were $904,123,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                       (.01%)           (.01%)           (.01%)             (.02%)            (.02%)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2009, through July 31, 2009.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                          EXPENSES PAID
                                    BEGINNING            ENDING          DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE     FEBRUARY 1, 2009 -
                                 FEBRUARY 1, 2009     JULY 31, 2009       JULY 31, 2009
                                 ---------------------------------------------------------
Actual                              $1,000.00           $1,237.70             $6.21

Hypothetical
 (5% return before expenses)         1,000.00            1,019.24              5.61

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 23.77% for the six-month period of February 1, 2009, through July 31, 2009.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENTS

July 31, 2009 (unaudited)

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 16, 2009, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and the Subadvisers, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the

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50  | USAA GROWTH & INCOME FUND

================================================================================

Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads or front-end loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expense ratio was the median of its expense group and below the median of its

================================================================================

52  | USAA GROWTH & INCOME FUND

================================================================================

expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2008, and was below the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2008. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2008, and in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2008. The Board noted management's discussion of the Fund's performance and took into account actions taken with respect to the Fund's performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the

================================================================================

                                                       ADVISORY AGREEMENTS |  53

================================================================================

Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager pays the subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and

================================================================================

54  | USAA GROWTH & INCOME FUND

================================================================================

quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under

================================================================================

                                                       ADVISORY AGREEMENTS |  55

================================================================================

the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreements and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays subadvisory fees to each Subadviser. As noted previously, the Board considered the Fund's performance during the one-, three-, and five-year periods ended December 31, 2008, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

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56  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 45 individual funds as of July 31, 2009. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee
Born: December 1960
Year of Election or Appointment: 2001

President and Chair of the Board of Directors, IMCO (2/08-present); President, USAA Financial Advisors, Inc. (FAI) (12/07-present); President, Financial Services Group, USAA (1/07-present); Chair of the Board of Directors and Chief Investment Officer, IMCO (1/07-2/08); President and Chief Executive Officer, Director, and Chair of the Board of Directors, IMCO (12/04-1/07); President and Chief Executive Officer, Director, and Vice Chair of the Board of Directors, IMCO (2/01-12/04). Mr. Claus serves as President, Trustee, and Vice Chair of the Board of Trustees of the USAA family of funds. He also serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also is a Director for USAA Life Insurance Company (USAA Life) and USAA Federal Savings Bank (FSB).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Trustee of the USAA family of funds. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

58  | USAA GROWTH & INCOME FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason serves as a Trustee of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  59

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

    (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
    (2) Member of Executive Committee
    (3) Member of Audit Committee
    (4) Member of Pricing and Investment Committee
    (5) Member of Corporate Governance Committee
    (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
    (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
    (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

60  | USAA GROWTH & INCOME FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

CLIFFORD A. GLADSON
Vice President
Born: November 1950
Year of Appointment: 2002

Senior Vice President, Fixed Income Investments, IMCO (9/02-present). Mr. Gladson also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

MARK S. HOWARD
Secretary
Born: October 1963
Year of Appointment: 2002

Senior Vice President and Deputy General Counsel, Business & Regulatory Services, USAA (10/08-present); Senior Vice President, USAA Life/IMCO/FPS General Counsel, USAA (10/03-10/08). Mr. Howard also holds the Officer positions of Senior Vice President, Secretary, and Counsel for USAA Life, IMCO, FAI, FPS, and SAS, and is an Assistant Secretary of USAA.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2000

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  61

================================================================================

CHRISTOPHER P. LAIA
Assistant Secretary
Born: January 1960
Year of Appointment: 2008

Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Assistant Secretary, IMCO, SAS, FAI, and FPS.

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, FASG, FAI, and SAS (2/09-present); Senior Financial Officer, USAA Life (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05); Chief Financial Officer, Metropolitan Mortgage (8/03-7/04).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present); Assistant Vice President, Investment Management Administration & Compliance, USAA (12/02-9/04).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

62  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
        (8722)                       or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.


================================================================================

    USAA
    9800 Fredericksburg Road                                      --------------
    San Antonio, TX 78288                                            PRSRT STD
                                                                   U.S. Postage
                                                                       PAID
                                                                       USAA
                                                                  --------------

>>  SAVE PAPER AND FUND COSTS
    At usaa.com click: MY DOCUMENTS
    Set preferences to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]
         USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

    ============================================================================
    23431-0909                               (C)2009, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.




ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 45 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2009 and 2008 were $426,350 and $391,060, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2009 and 2008 were $63,500 and $64,375, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2009 and 2008.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2009 and 2008 were $108,000 and $106,475, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2009 and 2008 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2009

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Assistant Secretary

Date:    09/25/2009
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/28/2009
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/28/2009
         ------------------------------


*Print the name and title of each signing officer under his or her signature.